MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 5

Payment Date:     29-Jul-96
Reporting Month:  June

                                                          Interest    Interest    Principal
          Original        Original Integral     Record    Accrual     Payment     Payment     Ending          Remaining
Class     Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance         Principal
Class A-1  $23,980,860.00 10.00%   $1,000.00    30-Jun-96  0.00000000  0.00000000  0.00000000           $0.00 0.00000000
Class A-2 $179,856,450.00 75.00%   $1,000.00    30-Jun-96  4.82874865  4.82861110 29.03778124 $167,260,840.40 0.92996541
Class A-3  $23,307,500.00  9.72%   $1,000.00    30-Jun-96 12.50000000 12.50000000  0.00000000  $23,307,500.00 1.00000000

          $227,144,810.00                                                                     $190,536,863.21

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 5

Payment Date:         29-Jul-96
Reporting Month       June

Reserve Funds and Subordination

                           Initial Coverage     Beginning Coverage   Adjustments Losses    Insured Balance Ending Coverage
Type
Pool Over Collaterization  5.28% $12,663,785.76 6.09% $12,663,785.76 $0.00       $1,739.80 $202,812,749.87 6.22% $12,606,084.22

                                    Beginning   Current                Ending
                                    Balance     Deposits   Adjustments DPR Balance
Discount Principal Reserve Account  $306,132.10 $57,282.45 ($1,739.80) $361,674.75
(Included in above coverage amount)

Insurance Policies

                                Initial Coverage     Beginning Coverage    Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $6,340,890.55 28.88% $6,340,890.55  $0.00       $0.00  $19,701,251.34  32.19% $6,340,890.55

Surplus Summary

Class                      Total Distribution

Surplus                                   $402,422.98

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                51          $7,197,250             3.55%
60+ Days                12          $3,038,339             1.50%
90+ Days                25          $5,042,669             2.49%
Foreclosure             13          $2,361,628             1.16%
REO                      3            $416,112             0.21%

Totals                 104         $18,055,998             8.90%


Advances on Delinquencies                                      $162,076.34
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 5

Payment Date:     29-Jul-96
Report Date:      June

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $1,585,649.90            Interest Payments          $1,159,800.60
Principal                                     $5,278,174.90            Principal Payments         $5,222,632.25
Deposits From Reserve Fund                            $0.00            Surplus                      $402,422.98
Other Deposits                                    $2,130.59            MBIA Fee                      $23,817.11
                                                                       Discount Principal Reserve    $57,282.45


Total Deposit                                 $6,865,955.39            Total Withdrawals          $6,865,955.39



                                                                       Ending Balance                     $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies


MERIT SECURITIES CORPORATION

Monthly Payment Report
Payment Statement
MERIT Series 5

Payment Date:     29-Jul-96
Reporting Month:  June

          Class
          Interest   Beginning          Interest    Interest       Principal     Total         Applied Ending
  Class   Rate       Balance            Accrual     Payment        Payment       Distribution  Losses  Balance
Class A-1  0.000000%           $0.00          $0.00       $0.00            $0.00         $0.00 $0.00   $0.00
Class A-2  6.042190% $172,483,472.65(1) $868,481.59 $868,456.85(2) $5,222,632.25 $6,091,089.10 $0.00   $167,260,840.40(1)
Class A-3 15.000000%  $23,307,500.00    $291,343.75    $291,343.75         $0.00   $291,343.75 $0.00   $23,307,500.00

                     $195,790,972.65  $1,159,825.34  $1,159,800.60 $5,222,632.25 $6,382,432.85 $0.00  $190,536,863.21


  Class   CUSIP       Priority    PrincipalType Interest Type
Class A-1 589962AM1   Senior      Sequential    Floater
Class A-2 589962AL3   Senior      Sequential    Floater
Class A-3 589962AN9   Senior      Sequential    Floater

(1) Adjusted to reflect incorrect previous principal adjustment of $31,477.19 on April 1996 payment

(2)  Net of  $23.88 withheld for:

       (a)  May 1996 interest overpayment of $338.75
       (b)  Interest accrued on $31,477.19 principal adjustment for $314.01